                       [HYPERION 2002 TERM TRUST GRAPHIC]



                                  Annual Report

                                December 31, 2001


                                    [GRAPHIC]



                                                                 [HYPERION LOGO]

HYPERION 2002 TERM TRUST, INC.
Report of the Investment Advisor

                                                           February 15, 2002

Dear Shareholder:

We welcome this opportunity to provide you with information about the Hyperion 2002 Term Trust, Inc. (the "Trust") for its fiscal year ended December 31, 2001. The Trust's shares are traded on the New York Stock Exchange ("NYSE") under the symbol "HTB".

Description of the Trust

The Trust is a closed-end investment company whose objectives are to provide a high level of current income consistent with investing only in securities of the highest credit quality and to return $10.00 per share (the initial public offering price per share) to investors on or about November 30, 2002. The Trust pursues these objectives by investing in a portfolio consisting primarily of mortgage-backed securities ("MBS") issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, or MBS rated AAA by a nationally recognized rating agency (e.g., Standard & Poor's Corporation or Fitch IBCA, Inc.). No assurance can be given that the Trust's investment objectives will be achieved.

Market Environment

The investment environment in 2001 was remarkable. America endured the September 11 terrorist attacks and the onset of a recession and a war. The stock market experienced a second consecutive down year--its first back-to-back annual losses since 1976 to 1977. One of the nation's largest companies declared bankruptcy under widespread allegations of accounting irregularities and fraud. The Federal Reserve cut overnight rates by 4.75%, bringing the Federal Funds rate to a 40-year low of 1.75%.

Yet today there is a growing consensus that the economy has turned the corner, and that the recession will not be as deep as feared. The biggest surprise has been the consumer, whose confidence and spending have been resilient throughout the downturn. Housing activity in particular has remained strong in spite of rising unemployment. Manufacturing and finished goods inventories have been drawn down to extremely low levels, so that any restocking will add significantly to growth. And while new jobs are still hard to come by, the pace of layoffs appears to have abated since December.

This past year was another strong one for bonds, although the market gave back some of its gains during the last two months. Most prominent was a steeper yield curve that accompanied the easing of Federal Reserve monetary policy: the yield on the 2-year Treasury fell by 2.06%, the yield on the 5-year Treasury fell by 0.66%, and the yield on the 10-year Treasury declined by a paltry 0.08%. In fact, the average rate on new 30-year mortgages actually rose in 2001 from 7.13% to 7.16%, although it hit a 35-year low of 6.45% in November.

Following a series of positive economic indicators and the Federal Reserve Bank's January 30, 2002 decision to leave rates unchanged, we believe that the recent cycle of active Federal Reserve easing is finished. Attention must now turn to when a tightening cycle might begin. We expect the market to lead the Federal Reserve--as is usually the case--with rates rising in anticipation of Federal Reserve action if there are indications that the economy is bouncing back strongly.

At present, market prices reflect a forecast of monetary tightening beginning in the Third Quarter of 2002. While we see the economy doing better, we do not expect a strong "V" shaped recovery. Therefore, we believe that any tightening of Federal Reserve monetary policy may not begin until the Fourth Quarter of 2002, and could take place more slowly than currently anticipated by the market. With the Federal Reserve on hold for several months, we expect interest rates to stay in a relatively narrow range. While the lows in market rates are behind us, substantially higher rates will not come until the second half of 2002.

Portfolio Strategy

The investment strategy for the Fund continues to be focused on preparing for the Trust's scheduled termination at the end of November of this year. Specifically, we have worked toward the dual goals of managing the risk to terminal NAV while still providing sufficient current yield to help meet the Trust's investment objectives.

HYPERION 2002 TERM TRUST, INC.
Report of the Investment Advisor


The Trust's Portfolio investments all have excellent liquidity and short maturities (based on current prepayment expectations). Holdings of Mortgage-Backed Securities ("MBS") are concentrated in stable Planned Amortization Class Collateralized Mortgage Obligations ("PAC CMOs"). Holdings of Asset-Backed Securities ("ABS") are primarily in high quality AAA rated credit card-backed securities. Significant hedging positions are being used to reduce the risks to Net Asset Value ("NAV") at the Trust's scheduled November termination.

Mortgage-Backed Securities

With respect to the Trust's total assets as of December 31, 2001, 78% were MBS. In terms of credit quality, 62% were Agency MBS and 16% were AAA rated non-Agency MBS. In terms of structure, 71% are in PAC CMOs, while the other 7% were a mixture of non-PAC CMOs and Pass-throughs.

The mortgage market experienced a major refinancing wave during 2001, which peaked toward year-end as borrowers reacted to the lowest interest rates in 35 years. Very fast prepayments shortened maturities for a wide range of MBS, even those that were previously considered "low coupon". However, we believe that most of the PAC CMOs in the Trust will have sufficient structural integrity to weather the storm without significant impairment to their maturities.

Asset-Backed Securities

Of the Trust's total assets, 22% were in AAA rated ABS. Of the ABS, 19% were in credit card-backed and 3% were in home equity-backed securities.

The credit card ABS portfolio all consists of short maturities, backed by credit card balances of the highest quality issuers. The credit card ABS have been favored in the Trust due to their high degree of maturity certainty, with principal returned in a single "bullet" date.

Leverage

The Trust has continued to utilize leverage to enhance total portfolio yield and return. As of December 31, 2001, leverage represented 19% of total assets and 25% of net assets. Over the course of the Trust's final year of operation, we anticipate that leverage will gradually be eliminated as shorter assets in the portfolio mature.

Portfolio Activity and Performance

As noted above, portfolio activity throughout 2001 has been undertaken to prepare the portfolio for the Trust's scheduled termination, while still providing sufficient yield to help meet the Trust's investment objectives.

In the first half of 2001, investment activity primarily involved opportunistic sales of holdings in four areas: home equity ABS, non-Agency MBS, "odd lot" (smaller positions) Agency CMOs, and credit card ABS with maturities modestly longer than 2002. Our objectives were to concentrate the Trust's holdings in positions that are of the very highest liquidity, and to reduce exposure to post-2002 maturities. The proceeds from these sales were generally used to reduce leverage.

Following September 11, we added holdings in short maturity, very high quality Agency PAC CMOs. These positions involved a temporary increase in leverage, and were added in anticipation of another strenuous round of Federal Reserve monetary policy easing that eventually brought the Trust's short-term borrowing costs below 2.00%. The purpose of these transactions was to bolster the portfolio's current yield. This should help counteract the effect of faster return of principal that is likely to occur on some holdings from the current prepayment wave.

As of December 31, 2001, the Trust was being managed with an average duration of 1.0 years, as measured on a net assets basis (duration measures a bond portfolio's price sensitivity to changes in interest rates). The duration of total assets as of December 31, 2001, was 1.0 years.

The Trust's total return based on NAV for the fiscal year ended December 31, 2001, was 7.43%. Total return is based upon the change in NAV of the Trust's shares, and includes reinvestment of dividends. Based on the NYSE closing price of $9.73 on December 31, 2001, the yield on the Trust was 0.12%.

HYPERION 2002 TERM TRUST, INC.
Report of the Investment Advisor

The chart that follows shows the allocation of the Trust's holdings by asset category on December 31, 2001.

                         HYPERION 2002 TERM TRUST, INC.
               PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2001*



                                  [PIE CHART]


U.S. Government Agency Collateralized Mortgage Obligations      61.2%
U.S. Government Agency Pass-throughs                             1.2%
Non-Agency (AAA) Collateralized Mortgage Obligations            15.4%
Asset-Backed Securities                                         21.9%
Municipal Zero Coupon Securities                                 0.3%

---------------
*   As a percentage of total investments.

HYPERION 2002 TERM TRUST, INC.
Report of the Investment Advisor


                                CREDIT QUALITY*



                                  [PIE CHART]


                          Government/Agency       62.3%
                          AAA                     37.7%



---------------
*   As a percentage of total investments.

Conclusion

We appreciate the opportunity to serve your investment needs. As always, we welcome your questions and comments, and encourage you to contact our Shareholder Services Representatives at 1-800-HYPERION.

Sincerely,

/s/ Andrew M. Carter                       /s/ Clifford E. Lai
------------------------------------       ------------------------------------
ANDREW M. CARTER                           CLIFFORD E. LAI
Director and Chairman of the Board,        President,
Hyperion 2002 Term Trust, Inc.             Hyperion 2002 Term Trust, Inc.
Chairman,                                  President,
Hyperion Capital Management, Inc.          Hyperion Capital Management, Inc.



/s/ Paul M. Jacob
------------------------------------
PAUL M. JACOB
Senior Portfolio Manager
Hyperion 2002 Term Trust Inc.
Director
Hyperion Capital Management, Inc.

HYPERION 2002 TERM TRUST, INC.
Portfolio of Investments
December 31,2001



                                                                                        Principal
                                                      Interest                           Amount                   Value
                                                        Rate             Maturity        (000s)                  (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 76.9%
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 75.5%
 Federal Home Loan Mortgage Corporation
   Series 2112, Class PB.....................           5.50%             11/15/16   $       12,000    $                 12,226,320
   Series 2357, Class PA.....................           5.50              12/15/09           25,674@                     26,138,315
   Series 2360, Class PA.....................           6.00              01/15/06            9,139@                      9,350,461
   Series 2085, Class PA.....................           6.00              07/15/17           16,271                      16,588,082
   Series 2113, Class PH.....................           6.00              08/15/14            8,500                       8,642,460
   Series 2131, Class BK.....................           6.00              11/15/17           29,000                      29,755,450
   Series 2243, Class PB.....................           7.00              11/15/11           12,548@                     12,815,022
                                                                                                       ----------------------------
                                                                                                                        115,516,110
                                                                                                       ----------------------------
 Federal National Mortgage Association
   Series 1993-136, Class SB.................           5.33              07/25/23              116                         116,229
   Series 2001-68, Class QA..................           5.50              03/25/04            9,668                       9,840,670
   Series 1998-45, Class PD..................           6.00              04/18/18           28,717@                     29,333,267
   Series 1999-33, Class PB..................           6.00              08/25/22           15,000                      15,425,250
   Series 2001-68, Class PA..................           6.00              11/25/09           26,572                      27,270,046
   Series 1999-49, Class PB..................           6.50              11/25/20           16,000                      16,458,976
   Series 1999-64, Class MC..................           6.50              03/01/10            6,125                       6,318,647
   Series 1993-214, Class SA.................           7.85              12/25/28            6,230                       6,491,764
                                                                                                       ----------------------------
                                                                                                                        111,254,849
                                                                                                       ----------------------------
Total U.S. Government Agency Collateralized Mortgage Obligations
    (Cost - $222,597,557)....................                                                                           226,770,959
                                                                                                       ----------------------------
U.S. Government Agency Pass -Through Certificates - 1.4%
 Federal National Mortgage Association
    (Cost - $4,155,074)......................           9.00              08/01/14            4,018#                      4,280,313
                                                                                                       ----------------------------
Total U.S. Government & Agency Obligations
    (Cost - $226,752,631)....................                                                                           231,051,272
                                                                                                       ----------------------------
-----------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 27.1%
 Housing Related Asset-Backed Securities - 3.2%
 Residential Funding Mortgage Securities II, Inc.
   Series 1999-HS2, Class AI3................           6.03              07/25/29            1,077                       1,074,970
   Series 1999-HI1, Class A3.................           6.31              09/25/29            3,174                       3,199,111
                                                                                                       ----------------------------
                                                                                                                          4,274,081
                                                                                                       ----------------------------
 Salomon Brothers Mortgage Securities VII
   Series 1998-NC3, Class A3.................           6.46              08/25/28            5,228                       5,316,981
                                                                                                       ----------------------------
Total Housing Related Asset-Backed Securities
    (Cost - $9,447,448)......................                                                                             9,591,062
                                                                                                       ----------------------------
 Credit Card Related Asset-Backed Securities - 23.6%
 Chase Credit Card Master Trust
   Series 1997-5, Class A....................           6.19              08/15/05           20,000                      20,630,940
 Chemical Master Credit Card Trust I
   Series 1995-3, Class A....................           6.23              04/15/05           19,813                      20,293,604
 Citibank Credit Card Master Trust I
   Series 1998-3, Class A....................           5.80              02/07/05           18,765                      19,328,625

HYPERION 2002 TERM TRUST, INC.
Portfolio of Investments
December 31, 2001

                                                                                        Principal
                                                      Interest                           Amount                   Value
                                                        Rate             Maturity        (000s)                  (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 27.1% (continued)
 Standard Credit Card Master Trust I
   Series 1993-2, Class A....................           5.95%             10/07/04   $       10,250    $                 10,663,926
                                                                                                       ----------------------------
Total Credit Card Related Asset-Backed Securities
    (Cost - $68,790,637).....................                                                                            70,917,095
                                                                                                       ----------------------------
Franchise Securities - 0.3%
 FFCA Secured Lending Corp. Securities
   Series 1998-1, Class A1A*
    (Cost - $789,688)........................           6.29              07/18/03              789                         800,998
                                                                                                       ----------------------------
Total Asset-Backed Securities
    (Cost - $79,027,773).....................                                                                            81,309,155
                                                                                                       ----------------------------
-----------------------------------------------------------------------------------------------------------------------------------
NON AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (REMICS) - 19.1%
 Chase Mortgage Finance Corp.
   Series 1999-S8, Class A1..................           6.35              07/25/29           12,686                      12,993,677

 Countrywide Funding Corp.
   Series 1994-5, Class A3A..................           6.50              03/25/09           12,929                      13,060,052
                                                                                                       ----------------------------
 Norwest Asset Securities Corp.
   Series 1999-16, Class A11.................           6.00              06/25/29           11,161                      11,243,106
 Residential Funding Mortgage Securities I, Inc.
   Series 1999-S13, Class A2.................           6.00              05/25/29           19,928                      20,197,626
                                                                                                       ----------------------------
Total Non Agency Collateralized Mortgage Obligations (REMICs)
    (Cost - $56,599,533).....................                                                                            57,494,461
                                                                                                       ----------------------------
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL ZERO COUPON SECURITIES - 0.3%
Pennsylvania - 0.3%
Pittsburgh Pennsylvania, Water & Sewer Authority
   Series A, Revenue Bonds, FGIC
    (Cost - $902,035)........................           6.90(a)           09/01/03            1,000                         957,130
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments - 123.4%
    (Cost - $363,281,972)....................                                                                           370,812,018
                                                                                                       ----------------------------
Liabilities in Excess of Other Assets -(23.4)%                                                                          (70,239,722)
                                                                                                       ----------------------------
NET ASSETS - 100.0%..........................                                                          $                300,572,296
                                                                                                       ============================
-----------------------------------------------------------------------------------------------------------------------------------

       *    -   Security exempt from registration under Rule 144A of the
                Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

       #    -   Portion of security is held in a margin account as collateral for open financial futures contracts.

       (a)  -   Zero Coupon Bonds - Interest rate represents current yield to maturity.

       @    -   Portion or entire principal amount delivered as collateral for reverse repurchase agreements. (Note 5)

     FGIC   -   Insured by Financial Guaranty Insurance Company.

   REMIC-   Real Estate Mortgage Investment Conduit.
---------------
See notes to financial statements.

HYPERION 2002 TERM TRUST, INC.
Statement of Assets and Liabilities
December 31, 2001

Assets:
Investments, at value (cost $363,281,972)
  (Note 2)......................................    $        370,812,018
Cash............................................                 194,489
Interest receivables............................               2,278,429
Principal paydowns receivable...................               1,214,304
Prepaid expenses and other assets...............                  96,489
                                                    --------------------
    Total assets................................             374,595,729
                                                    --------------------
Liabilities:
Reverse repurchase agreements (Note 5)..........              73,057,000
Interest payable for reverse repurchase
agreements......................................                  66,432
Excise tax payable..............................                 400,000
Accrued liquidation expense.....................                 173,016
Investment advisory fee payable (Note 3)........                 128,011
Payable for variation margin....................                  71,500
Administration fee payable (Note 3).............                  38,771
Accrued expenses and other liabilities..........                  88,703
                                                    --------------------
    Total Liabilities...........................              74,023,433
                                                    --------------------
Net Assets (equivalent to $9.87 per share based
  on 30,446,839 shares issued and outstanding)..    $        300,572,296
                                                    ====================
Composition of Net Assets:
Capital stock, at par value ($.01) (Note 6).....    $            304,468
Additional paid-in capital (Note 6).............             285,011,343
Accumulated undistributed net investment income.              21,919,531
Accumulated net realized loss...................             (13,358,276)
Net unrealized appreciation.....................               6,695,230
                                                    --------------------
Net assets applicable to capital stock
  outstanding...................................    $        300,572,296
                                                    ====================

---------------
See notes to financial statements.

HYPERION 2002 TERM TRUST, INC.
Statement of Operations
For the Year Ended December 31, 2001


Investment Income (Note 2):
  Interest .............................................           $ 21,381,553
                                                                   ------------
Expenses:
  Investment advisory fee (Note 3) .....................              1,460,566
  Administration fee (Note 3) ..........................                438,036
  Accounting and tax services ..........................                120,589
  Insurance ............................................                100,536
  Liquidation expense ..................................                 97,455
  Custodian ............................................                 65,361
  Director's fees ......................................                 58,069
  Reports to shareholders ..............................                 48,677
  Registration .........................................                 36,416
  Transfer agency ......................................                  9,990
  Legal ................................................                    552
  Miscellaneous ........................................                 41,698
                                                                   ------------
    Total operating expenses ...........................              2,477,945
    Interest expense on reverse
      repurchase agreements (Note 5) ...................              1,801,536
    Interest expense on securities sold short ..........              4,815,965
    Interest expense on swap contracts (Note 2) ........                  9,349
    Excise tax .........................................                400,000
                                                                   ------------
    Total expenses .....................................              9,504,795
                                                                   ------------
Net investment income ..................................             11,876,758
                                                                   ------------
Realized and Unrealized Gain (Loss) on Investments,
 Short Sales, Swap Contracts and Futures (Note 2):
Net realized gain on
 investments and futures ...............................              9,282,131
                                                                   ------------
Net change in unrealized appreciation/depreciation on:
  Investments ..........................................              5,582,855
  Short sales ..........................................             (4,555,764)
  Swap contracts .......................................               (336,127)
  Futures ..............................................               (905,612)
                                                                   ------------
Net change in unrealized appreciation/depreciation
  on investments, short sales, swap contracts and
  futures transactions .................................               (214,648)
                                                                   ------------
Net realized and unrealized gain on investments, short
 sales, swap contracts and futures transactions ........              9,067,483
                                                                   ------------
Net increase in net assets resulting from operations ...           $ 20,944,241
                                                                   ============

---------------

See notes to financial statements.

HYPERION 2002 TERM TRUST, INC.
Statements of Changes in Net Assets


                                                                  For the               For the                  For the
                                                                 Year Ended        Seven Months Ended           Year Ended
                                                              December 31, 2001     December 31, 2000          May 31, 2000
-----------------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets Resulting from Operations:
  Net investment income ................................         $  11,876,758          $   6,280,044          $  12,839,250
  Net realized gain/(loss) on investments, futures
    and swap contracts .................................             9,282,131             (2,253,939)               626,417
  Net change in unrealized depreciation on investments,
   short sales, swap contracts and futures
   transactions ........................................              (214,648)            18,651,185            (10,323,833)
                                                                 -------------          -------------          -------------
  Net increase in net assets resulting from
    operations .........................................            20,944,241             22,677,290              3,141,834
                                                                 -------------          -------------          -------------
Distributions to Shareholders (Note 2):
  Net investment income ................................            (1,613,614)            (6,595,903)           (12,559,688)
                                                                 -------------          -------------          -------------
    Total increase/(decrease) in net assets ............            19,330,627             16,081,387             (9,417,854)
Net Assets:
  Beginning of period ..................................           281,241,669            265,160,282            274,578,136
                                                                 -------------          -------------          -------------
  End of period (including undistributed net investment
   income of $21,919,531, $11,553,113 and $11,521,512,
   respectively) .......................................         $ 300,572,296          $ 281,241,669          $ 265,160,282
                                                                 =============          =============          =============

---------------

See notes to financial statements.

HYPERION 2002 TERM TRUST, INC.
Statement of Cash Flows
For the Year Ended December 31, 2001


Increase (Decrease) in Cash:

Cash flows provided by operating activities:
  Interest received (including net amortization
    of ($187,271) ......................................          $  21,726,931
  Interest expense paid ................................             (7,797,168)
  Operating expenses paid ..............................             (2,611,631)
  Sale of short-term portfolio investments, net ........              2,101,000
  Purchases of long-term portfolio investments  ........           (120,277,177)
  Proceeds from disposition of long-term portfolio
    investments and principal paydowns .................            112,546,170
  Net cash provided by futures transactions ............                (22,682)
                                                                  -------------
  Net cash provided by operating activities ............              5,665,443
                                                                  -------------
Cash flows used for financing activities:
  Net cash provided by reverse repurchase agreements ...             (2,996,750)
  Cash dividends paid ..................................             (2,474,825)
                                                                  -------------
  Net cash used for financing activities ...............             (5,471,575)
                                                                  -------------
Net increase in cash ...................................                193,868
Cash at beginning of year ..............................                    621
                                                                  -------------
Cash at end of year ....................................          $     194,489
                                                                  =============
Reconciliation of Net Increase in Net Assets Resulting
  from Operations to Net Cash Provided by Operating
  Activities:
Net increase in net assets resulting from operations ...          $  20,944,241
                                                                  -------------
  Increase in investments ..............................            (14,328,415)
  Decrease in net unrealized appreciation/depreciation
    on investments .....................................              1,049,466
  Decrease in interest receivable ......................                 36,460
  Increase in variation margin payable .................                 82,000
  Increase in other assets .............................             (1,309,377)
  Decrease in other liabilities ........................               (808,932)
                                                                  -------------
    Total adjustments ..................................            (15,278,798)
                                                                  -------------
Net cash provided by operating activities ..............          $   5,665,443
                                                                  =============

---------------

See notes to financial statements.

-------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
Financial Highlights

                                      For the      For the Seven
                                    Year Ended      Months Ended                      For the Year Ended May 31,
                                     Dec. 31,         Dec. 31,      ---------------------------------------------------------------
                                       2001            2000*            2000             1999             1998            1997
-----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating
 Performance:
Net asset value, beginning of
 period .......................    $        9.24   $        8.71    $        9.02    $        9.09   $        8.35    $        7.98
                                   -------------   -------------    -------------    -------------   -------------    -------------
Net investment income..........             0.39            0.21             0.41             0.52            0.56             0.60
Net realized and unrealized
 gain (loss) on investments,
 short sales, swap contracts
 and futures transactions .....             0.29            0.54            (0.31)           (0.13)           0.56             0.24
                                   -------------   -------------    -------------    -------------   -------------    -------------
Net increase in net asset
 value resulting from
 operations ...................             0.68            0.75             0.10             0.39            1.12             0.84
Net effect of shares
 repurchased ..................             0.00            0.00             0.00             0.01            0.09             0.05
Dividends from net investment
 income .......................            (0.05)          (0.22)           (0.41)           (0.47)          (0.47)           (0.52)
                                   -------------   -------------    -------------    -------------   -------------    -------------
Net asset value, end of period.    $        9.87   $        9.24    $        8.71    $        9.02   $        9.09    $        8.35
                                   =============   =============    =============    =============   =============    =============
Market price, end of period....    $        9.73   $      8.8125    $        8.00    $       8.375   $       8.125    $        7.25
                                   =============   =============    =============    =============   =============    =============
Total Investment Return +......           11.05%          13.02%(1)         0.40%            9.04%          18.93%           13.28%
Ratios to Average Net Assets/
 Supplementary Data:
Net assets, end of period
 (000's) ......................    $     300,572   $     281,242    $     265,160    $     274,578   $     280,860    $     283,354
Operating expenses.............            0.85%           0.90%            0.85%            0.81%           0.83%            0.86%
Interest expenses and taxes....            2.40%           4.03%            3.67%            2.31%           2.48%            2.47%
Total expenses.................            3.25%           4.93%            4.52%            3.12%           3.31%            3.33%
Net investment income..........            4.07%           3.92%            4.76%            5.68%           6.09%            7.16%
Portfolio turnover rate........              20%             30%(1)           67%              88%             83%              35%

---------------

+ Total investment return is based upon the New York Stock Exchange market price of the Trust's shares and excludes the effects of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan.

*   The Trust's fiscal year end was changed to December 31.

(1) Not annualized.
---------------

See notes to financial statements.

HYPERION 2002 TERM TRUST, INC.
Notes to Financial Statements
December 31, 2001


1. The Trust

Hyperion 2002 Term Trust, Inc. (the "Trust"), which was incorporated under the laws of the State of Maryland on July 29, 1992, is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, closed-end management investment company. The Trust expects to distribute substantially all of its net assets on or about November 30, 2002 and thereafter to terminate. The Trust's investment objectives are to provide a high level of current income consistent with investing only in securities of the highest credit quality and to return at least $10.00 per share (the initial public offering price per share) to investors on or about November 30, 2002. The Trust pursues these investment objectives by investing in a portfolio primarily of mortgage-backed securities ("MBS") issued or guaranteed by the U.S. Government or one of its agencies or rated AAA by a nationally recognized rating agency (e.g., Standard & Poor's Corporation or Fitch IBCA, Inc.). No assurance can be given that the Trust's investment objectives will be achieved.

2. Significant Accounting Policies

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Where market quotations are readily available, Trust securities are valued based upon the current bid price for long positions and the current ask price for short positions. The Trust values MBS and other debt securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Trust, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.

The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates.

Options Written or Purchased: The Trust may purchase or write options as a method of hedging potential declines in similar underlying securities. When the Trust writes or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on the investment transaction.

The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Trust purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Trust bears the risk in purchasing an option, to the extent of the premium paid, that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is a loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The Trust will only write call options on positions held in its portfolio. The risk in writing a put option is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised.

HYPERION 2002 TERM TRUST, INC.
Notes to Financial Statements
December 31, 2001


In addition, the Trust bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market. There were no options outstanding as of December 31, 2001.

Short Sales: The Trust may make short sales of securities as a method of hedging potential declines in similar securities owned. When the Trust makes a short sale, it must borrow the security sold short and deliver to the broker-dealer through which it made the borrowing collateral for its obligation to deliver the security upon conclusion of the short sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay to the lender an amount equal to any payments received on such borrowed securities. A gain, limited to the amount at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be realized upon the termination of a short sale if the market price is less or greater than the proceeds originally received. For the year ended December 31, 2001 the Trust paid security borrowing fees totaling $300,859. Such amount is offset against interest income in the Statement of Operations.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

The Trust invests in financial futures contracts to hedge the portfolio against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is at risk that it may not be able to close out a transaction because of an illiquid market. See
Note 7 for a summary of all open futures contracts as of December 31, 2001.

Swap agreements: The Trust may invest in swap agreements. The Trust may enter into interest rate swap agreements to manage its exposure to interest rates. Interest rate swap agreements involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements are included as part of interest income. For the year ended December 31, 2001, such net payments paid by the Trust amounted to $9,349. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or that there may be unfavorable changes in the fluctuation of interest rates.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on certain securities are accreted and amortized using the effective yield to maturity method.

Taxes: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Provision has been made for U.S. excise tax liability pertaining to the current year.

Dividends and Distributions: The Trust declares and pays dividends monthly from net investment income. Distributions of net realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from net investment income and realized gains recorded by the Trust for financial reporting

HYPERION 2002 TERM TRUST, INC.
Notes to Financial Statements
December 31, 2001


purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

Cash Flow Information: The Trust invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is defined as "Cash" in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

Repurchase Agreements: The Trust, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest.

Hyperion Capital Management, Inc. (the "Advisor") is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

3. Investment Advisory Agreement and Affiliated Transactions

The Trust has entered into an Investment Advisory Agreement with the Advisor. The Advisor is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of 0.50% of the Trust's average weekly net assets. During the period ended December 31, 2001, the Advisor earned $1,460,566 in investment advisory fees.

The Trust has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the "Administrator"). The Administrator entered into a sub-administration agreement with State Street Corp. (the "Sub-Administrator"), an affiliate of the Trust's Custodian. The Administrator and Sub-Administrator perform certain administrative services necessary for the operation of the Trust, including maintaining certain books and records of the Trust, and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provide the Trust with administrative office facilities. For these services, the Trust pays to the Administrator a monthly fee at an annual rate of 0.17% of the first $100 million of the Trust's average weekly net assets, 0.145% of the next $150 million and 0.12% of any amounts above $250 million. The Administrator is responsible for any fees due the Sub-Administrator.

Certain officers and/or directors of the Trust are officers and/or directors of the Advisor/Administrator.

4. Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities, U.S. Government securities and reverse repurchase agreements, for the period ended December 31, 2001 were $47,450,785 and $67,296,730, respectively. Purchases and sales of U.S. Government securities, for the period ended December 31, 2001 were $37,592,622 and $469,759, respectively. For purposes of this note, U.S. Government securities may include securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation, and the Federal National Mortgage Association.

The federal income tax basis of the Trust's investments at December 31, 2001 was $363,281,972. Net unrealized appreciation for federal income tax purposes was $7,530,046 (gross unrealized appreciation -- $7,964,353; gross unrealized depreciation -- $434,307). At December 31, 2001, the Trust had a capital loss carryforward of $10,705,690 of which $3,899,075 expires in 2003, $4,623,471 expires in 2004 and $2,183,144 expires in 2008, available to offset any future capital gains. However, if the Trust terminates as expected in 2002, the capital loss carryforward must be utilized by 2002 in order for shareholders to realize a benefit.

HYPERION 2002 TERM TRUST, INC.
Notes to Financial Statements
December 31, 2001


Capital Account Reclassification -- For the year ended December 31, 2001, the Trust's undistributed net investment income was increased by $103,274 and accumulated net realized loss decreased by $8,617,428, with an offsetting decrease in paid-in capital. These adjustments were primarily the result of capital losses expiring in fiscal year 2001, non-deductible excise tax, current year paydown reclassifications and the reversal of paydown gain/loss reclassifications.

5. Borrowings

The Trust may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Trust sells securities and agrees to repurchase them at a mutually agreed upon date and price.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust may decline below the price of the securities the Trust has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

At December 31, 2001, the Trust had the following reverse repurchase agreements outstanding:


    Face Value                                             Description                                           Maturity Amount
-------------------   --------------------------------------------------------------------------------------    -----------------
$        12,316,000   Goldman Sachs, 1.85%, dated 12/18/01, maturity date 1/23/02. .........................    $      12,338,785
          9,084,000   Morgan Stanley, 2.14%, dated 12/13/01, maturity date 1/8/02. .........................            9,098,040
         28,789,000   Morgan Stanley, 1.85%, dated 12/12/01, maturity date 1/16/02.  .......................           28,840,780
         22,868,000   UBS/Paine Webber, 1.86%, dated 12/17/01, maturity date 1/23/02 .......................           22,911,716
                                                                                                                -----------------
                             Maturity Amount, including Interest Payable                                        $      73,189,321
                                                                                                                -----------------
                             Market Value of Assets Sold Under Agreements                                       $      74,594,743
                                                                                                                -----------------
                             Weighted Average Interest Rate                                                                 1.89%
                                                                                                                -----------------


The average daily balance of reverse repurchase agreements outstanding during the year ended December 31, 2001 was approximately $48,781,656 at a weighted average interest rate of 3.83%. The maximum amount of reverse repurchase agreements outstanding at any time during the year was $83,703,855 as of November 30, 2001, which was 21.79% of total assets.

6. Capital Stock

There are 75 million shares of $0.01 par value common stock authorized. Of the 30,446,839 shares outstanding at December 31, 2001, the Advisor owned 10,639 shares.

The Trust is continuing its stock repurchase program, whereby an amount of up to 25% of the original outstanding common stock, or approximately 9.1 million of the Trust's shares, are authorized for repurchase. The purchase price may not exceed the then-current net asset value.

As of December 31, 2001 5,863,800 shares have been repurchased pursuant to this program at a cost of $44,701,319 and an average discount of 11.48% from its net asset value. During the year ended December 31, 2001, no shares were repurchased. During the seven-month period ended December 31, 2000 and during the year ended May 31, 2000, no shares were repurchased. All shares repurchased either have been or will be retired.

7. Financial Instruments

The Trust regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, futures contracts and

HYPERION 2002 TERM TRUST, INC.
Notes to Financial Statements
December 31, 2001


swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

As of December 31, 2001, the following futures contracts were outstanding:

Long:


                                                                                                Unrealized
                                                                              Value at         Appreciation/
Notional Amount       Type      Expiration Date    Value at Trade Date    December 31, 2001   (Depreciation)
---------------    ----------   ---------------    -------------------    -----------------   --------------
  $17,500,000      Eurodollar    September 2002        $16,559,967           $16,987,250         $427,283
    6,250,000      Eurodollar      June 2002             5,920,190             6,103,750          183,560
                                                                                                 --------
                                                                                                 $610,843
                                                                                                 ========


Short:


                                                                                                Unrealized
                                                                              Value at         Appreciation/
Notional Amount       Type      Expiration Date    Value at Trade Date    December 31, 2001   (Depreciation)
---------------    ----------   ---------------    -------------------    -----------------   --------------
  $40,000,000      Eurodollar    December 2002         $37,715,661           $38,538,000        $  (822,339)
   27,500,000      Eurodollar      March 2003           25,922,415            26,314,750           (392,335)
   17,500,000      Eurodollar      June 2003            16,480,469            16,636,375           (155,906)
    7,500,000      Eurodollar    September 2003          7,049,022             7,095,000            (45,978)
    7,500,000      Eurodollar    December 2003           7,040,022             7,069,125            (29,103)
                                                                                                -----------
                                                                                                $(1,445,661)
                                                                                                ===========

There was no written option activity for the year ended December 31, 2001.

8. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. During the year ended December 31, 2001 all distributions paid were from ordinary income. At December 31, 2001, the components of net assets (other than capital stock and paid in capital) on a tax basis were as follows:


Undistributed ordinary income                                  $ 12,195,834
Tax basis capital loss carryover                                (10,705,690)
Book unrealized appreciation                                      6,695,230
Plus: Cumulative timing differences                               7,071,110
                                                               ------------
Unrealized appreciation                                          13,766,340
                                                               ============



The difference between book and tax basis unrealized appreciation is primarily attributable to current year mark-to-market of future contracts, prior year unreversed straddles, and tax exempt interest retained.

HYPERION 2002 TERM TRUST, INC.
Notes to Financial Statements
December 31, 2001


9. Subsequent Events

Dividend:

The Trust's Board of Directors declared the following regular monthly dividend:

                            Dividend Per Share                   Record Date                      Payable Date
                       -----------------------------    -----------------------------     -----------------------------
                                  $0.001                           1/22/02                          1/31/02


Hyperion Capital Management:

Members of the current management of the Advisor are in discussions with the current equity owners of the Advisor to purchase the entire equity of the Advisor. At a meeting held on January 16, 2002, the Directors of the Trust approved a new investment advisory agreement with the Advisor, which would take effect upon completion of the proposed transaction. The new agreement is substantially identical to the current agreement and is subject to approval by the Trust's shareholders.

HYPERION 2002 TERM TRUST, INC.
Report of Independent Accountants



To the Board of Directors and Shareholders of Hyperion 2002 Term Trust, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Hyperion 2002 Term Trust, Inc. (the "Trust") at December 31, 2001, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Trust expects to distribute substantially all of its net assets to its shareholders on or about November 30, 2002, and to terminate thereafter.



PricewaterhouseCoopers LLP

New York, New York
February 13, 2002

HYPERION 2002 TERM TRUST, INC.
Information Concerning Directors and Officers (unaudited)



The following tables provide information concerning the directors and officers of Hyperion 2002 Term Trust, Inc. (the "Trust").

                                 Position(s) Held
                                 with Trust and
                                 Term of Office               Principal Occupation(s)
Name, Address                    and Length of                During Past 5 Years and
and Age                          Time Served                  Other Directorships Held by Director
----------------------------------------------------------------------------------------------------------------------------
Class III Directors to serve until 2002 Annual Meeting of Stockholders:
Robert F. Birch                  Director, Member of The      Chairman and President, New America High Income Fund (1992-
  c/o One Liberty Plaza,         Audit Committee, Member      Present); Chairman of the Board and Co-Founder, The China
  New York,                      of Nominating and            Business Group, Inc. (1996-Present); Director, Brandywine
  New York 10006-1404            Compensation Committee       Funds (3) (2001 to Present).
                                 and Member of Executive
  Age 65                         Committee                    Formerly, Director and Strategic Planning Consultant, Dewe
                                                              Rogerson, Ltd. (1994-1998)
                                 Elected for Three Year
                                 Term/Director since
                                 December 1998

Leo M. Walsh, Jr.                Director, Chairman of the    Director and/or Trustee of several investment companies (3)
  c/o One Liberty Plaza,         Audit Committee, Member      advised by Hyperion Capital Management, Inc. or by its
  New York,                      of Nominating and            affiliates (1989-Present); Financial Consultant for Merck-
  New York 10006-1404            Compensation Committees      Medco Managed Care LLC (formerly Medco Containment Services
                                                              Inc.) (1994-Present); Director of Lend Lease Hyperion Mortgage
  Age 69                         Elected for Three Year       Opportunity Fund, Inc. (formerly, Equitable Real Estate
                                 Term/Director since June     Hyperion Mortgage Opportunity Fund, Inc.) and Lend Lease
                                 1989                         Hyperion High Yield CMBS Fund, Inc. (formerly, Equitable Real
                                                              Estate Hyperion High Yield Commercial Mortgage Fund, Inc.)
                                                              (1999-Present).

Harry E. Petersen, Jr.           Director, Member of the      Senior Consultant to Cornerstone Equity Advisors, Inc. (1998-
  c/o One Liberty Plaza,         Audit Committee, Member      Present); Director and/or Trustee of several investment
  New York,                      of Nominating and            companies (3) advised by Hyperion Capital Management, Inc. or
  New York 10006-1404            Compensation Committees,     by its affiliates (1992-Present).
                                 Member of Executive
  Age 77                         Committee                    Formerly, Senior Consultant to Potomac Babson Inc. (1995-
                                                              1998); Director of Equitable Real Estate Hyperion Mortgage
                                 Elected for Three Year       Opportunity Fund, Inc. and Equitable Real Estate Hyperion High
                                 Term/Director since          Yield Commercial Mortgage Fund, Inc. (1995-1997); Director of
                                 October 1993                 Lexington Corporate Properties, Inc. (1993-1997).
Class II Directors to serve until 2004 Annual Meeting of Stockholders or until the termination of the Trust:
Rodman L. Drake                  Director, Member of the      President, Continuation Investments Group Inc. (1997-Present);
  c/o One Liberty Plaza,         Audit Committee, Chairman    Director and/or Trustee of several investment companies (3)
  New York,                      of Nominating and            advised by Hyperion Capital Management, Inc. (1989 Present);
  New York 10006-1404            Compensation Committees      Director, Alliance Group Services, Inc. (1998-Present);
                                                              Director, Hotelevision, Inc. (1999-Present); Chairman, Metro
  Age 59                         Elected for Three Year       Cash Card International (1999-Present). Director, Parsons
                                 Term/Director since June     Brinckerhoff, Inc. (1995-Present); Director, Absolute Quality
                                 1992                         Inc. (2000-Present); Trustee of Excelsior Funds (3) (1994-
                                                              Present). Formerly, Co-Chairman of KMR Power Corporation
                                                              (1993-1997); President, Mandrake Group (1993-1997).
Name, Address                            Number of
and Age                             Portfolios in Trust
                                          Complex
                                        Overseen by
                                          Director
----------------------------------------------------------
Class III Directors to serve until 2002 Annual Meeting of
  Stockholders:
Robert F. Birch                              3
  c/o One Liberty Plaza,
  New York,
  New York 10006-1404

  Age 65

Leo M. Walsh, Jr.                            3
  c/o One Liberty Plaza,
  New York,
  New York 10006-1404

  Age 69

Harry E. Petersen, Jr.                       3
  c/o One Liberty Plaza,
  New York,
  New York 10006-1404

  Age 77

Class II Directors to serve until 2004 Annual Meeting of
  Stockholders or until the termination of the Trust:
Rodman L. Drake                              3
  c/o One Liberty Plaza,
  New York,
  New York 10006-1404

  Age 59

HYPERION 2002 TERM TRUST, INC.
Information Concerning Directors and Officers (unaudited)



                                 Position(s) Held
                                 with Trust and
                                 Term of Office               Principal Occupation(s)
Name, Address                    and Length of                During Past 5 Years and
and Age                          Time Served                  Other Directorships Held by Director
----------------------------------------------------------------------------------------------------------------------------
Andrew M. Carter*                Director                     Chairman and Chief Executive Officer, Hyperion Capital
 c/o One Liberty Plaza,                                       Management, Inc. (November 1998-Present); Director of several
 New York,                       Elected for Three Year       investment companies (3) advised by Hyperion Capital
 New York 10006-1404             Term/Director since          Management, Inc. (1998-Present); Vice Chairman of The China
                                 December 1998                Business Group (1996-Present) and presently officer of four
 Age 59                                                       charitable boards: The New England Conservatory, The Loomis
                                 Chairman                     Chaffee School, The William E. Simon Graduate School of
                                 Elected Annually             Business Administration at the University of Rochester, and
                                 Since July 1998              The Big Brother Association of Boston.

Class I Directors to serve until 2003 Annual Meeting of Stockholders or until the termination of the Trust:
Lewis S. Ranieri*                Director, Member of          Chairman and Chief Executive Officer of Ranieri & Co., Inc.
 c/o One Liberty Plaza,          Executive Committee          (since 1988); in addition, President of LSR Hyperion Corp., a
 New York,                                                    general partner of the limited partnership that is the general
 New York 10006-1404             Elected for Three Year       partner of Hyperion Partners L.P. ("Hyperion Partners") (since
                                 Term/Director since June     1988); Director and Vice Chairman of the Board of Hyperion
 Age 55                          1989                         Capital Management, Inc. (since December 1998); Director and
                                                              Chairman of the Board of Hyperion Capital Management, Inc.
                                                              (1989-November 1998); Director and President of Hyperion
                                                              Funding 1993 Corp., the general partner of the limited
                                                              partnership that is the general partner of Hyperion 1993 Fund
                                                              L.P.; and also Chairman and President of various other direct and indirect subsidiaries of Hyperion Partners (since 1989);
                                                              Chairman of the Board (1989-December 1998) and/or Director
                                                              (since 1989) of several investment companies (3) advised by
                                                              Hyperion Capital Management, Inc. or by its affiliates;
                                                              Director and Chairman of Bank United Corp., and Director of
                                                              Bank United (1988-2001).

                                                              Formerly, Director of Lend Lease Hyperion Mortgage Opportunity
                                                              Fund, Inc. (formerly, Equitable Real Estate Hyperion Mortgage
                                                              Opportunity Fund, Inc.) and Lend Lease Hyperion High Yield
                                                              Commercial Mortgage Fund, Inc. (formerly, Equitable Real
                                                              Estate Hyperion High Yield Commercial Mortgage Fund, Inc.)
                                                              (1995-1999).

Patricia A. Sloan*               Director                     Consultant (2000-Present) and Managing Director (1988-2000) of
 c/o One Liberty Plaza,                                       Ranieri & Co., Inc.; Secretary, Director and/or Trustee of
 New York,                       Elected for Three Year       several investment companies (3) advised by Hyperion Capital
 New York 10006-1404             Term/Director since          Management, Inc. or by its affiliates (1989-Present); Director
                                 February 1993                of Bank United Corp., the parent of Bank United (1988-2001).
 Age 58
                                 Secretary
                                 Elected Annually/
                                 Since July 1989


Name, Address                            Number of
and Age                             Portfolios in Trust
                                          Complex
                                        Overseen by
                                          Director
----------------------------------------------------------
Andrew M. Carter*                            3
 c/o One Liberty Plaza,
 New York,
 New York 10006-1404

 Age 59

Class I Directors to serve until 2003 Annual Meeting of Stockholders or until the termination of the Trust:
Lewis S. Ranieri*                            3
 c/o One Liberty Plaza,
 New York,
 New York 10006-1404

 Age 55

Patricia A. Sloan*                           3
 c/o One Liberty Plaza,
 New York,
 New York 10006-1404

 Age 58


---------------

* Interested persons as defined in the 1940 Act, because of affiliations with Hyperion Capital Management, Inc., the Trust's Advisor.

HYPERION 2002 TERM TRUST, INC.
Information Concerning Directors and Officers (unaudited)



Officers of the Trust


                                                   Term of Office
Name, Address               Position(s) Held       and Length of           Principal Occupation(s)
and Age                     with Trust             Time Served             During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Andrew M. Carter*           Chairman               Elected Annually        Please see "Information Concerning Directors."
  c/o One Liberty Plaza                            Since December 1998
  New York, New York
  10006-1404

Age 59

Clifford E. Lai*            President              Elected Annually        President (since November 1998) of Hyperion Capital
  c/o One Liberty Plaza,                           Since April 1993        Management, Inc. (March 1993-Present).
  New York, New York
  10006-1404

Age 48

Patricia A. Botta*          Vice President         Elected Annually        Director of Hyperion Capital Management, Inc.
  c/o One Liberty Plaza,                           Since March 1997        (1989-Present).
  New York, New York
  10006-1404

Age 44

Thomas F. Doodian*          Treasurer              Elected Annually        Director of Finance and Operations, Hyperion Capital
  c/o One Liberty Plaza,                           Since February 1998     Management, Inc. (July 1995-Present). Treasurer of
  New York, New York                                                       several investment companies advised by Hyperion Capital
  10006-1404                                                               Management, Inc. (February 1998-Present).

Age 42

Patricia A. Sloan*          Secretary              Elected Annually        Please see "Information Concerning Directors."
  c/o One Liberty Plaza,                           Since July 1989
  New York, New York
  10006-1404

Age 58


---------------

* Interested persons as defined in the 1940 Act, because of affiliations with Hyperion Capital Management, Inc., the Trust's Advisor.

-------------------------------------------------------------------------------

                          TAX INFORMATION (unaudited)

-------------------------------------------------------------------------------

The Trust is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Trust's fiscal year end (December 31, 2001) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that all distributions paid during the fiscal year were derived from net investment income and are taxable as ordinary income. In addition, none of the Trust's distributions during the year ended December 31, 2001 were earned from U.S. Treasury obligations. None of the Trust's distributions qualify for the dividends received deduction available to corporate shareholders.

Because the Trust's fiscal year is not the calendar year, another notification will be sent with respect to calendar 2001. the second notification, which will reflect the amount to be used by calendar year taxpayers on their federal, state and local income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2002. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Trust.

-------------------------------------------------------------------------------

                           PROXY RESULTS (unaudited)

-------------------------------------------------------------------------------

During the year ended December 31, 2001, Hyperion 2002 Term Trust, Inc. shareholders voted on the following proposals at a shareholders' meeting on May 14, 2001. The description of each proposal and number of shares voted are as follows:


                                                                                         Shares Voted             Shares Voted
                                                                                              For               Without Authority
-----------------------------------------------------------------------------------------------------------------------------------
1. To elect to the Trust's Board of Directors:              Rodman L. Drake               28,833,435                 193,266
                                                            Andrew M. Carter              28,811,224                 215,477
-----------------------------------------------------------------------------------------------------------------------------------


                                                                Shares Voted             Shares Voted             Shares Voted
                                                                     For                    Against                  Abstain
-----------------------------------------------------------------------------------------------------------------------------------
2. To select PricewaterhouseCoopers LLP as the
   independent accountants:                                      28,846,417                 100,186                  80,098
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                           DIVIDEND REINVESTMENT PLAN

-------------------------------------------------------------------------------

A Dividend Reinvestment Plan (the "Plan") is available to shareholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Corp. (the "Plan Agent") in additional Fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund's Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund's shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

A brochure describing the Plan is available from the Plan Agent, by calling 1-800-426-5523.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

INVESTMENT ADVISOR AND ADMINISTRATOR        TRANSFER AGENT
HYPERION CAPITAL MANAGEMENT, INC.           EQUISERVE L.P.
One Liberty Plaza                           Investor Relations Department
165 Broadway, 36th Floor                    P.O. Box 8200
New York, New York 10006-1404               Boston, Massachusetts 02266-8200
For General Information about the Trust:    For Shareholder Services:
(800) HYPERION                              (800) 426-5523

SUB-ADMINISTRATOR                           INDEPENDENT ACCOUNTANTS
STATE STREET CORP.                          PRICEWATERHOUSECOOPERS LLP
225 Franklin Street                         1177 Avenue of the Americas
Boston, Massachusetts 02116                 New York, New York 10036

CUSTODIAN AND FUND ACCOUNTING AGENT         LEGAL COUNSEL
STATE STREET CORP.                          SULLIVAN & WORCESTER LLP
225 Franklin Street                         1666 K Street, North West
Boston, Massachusetts 02116                 Washington, D.C. 20006



Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Trust may purchase its shares in the open market at prevailing market prices.

Officers and Directors



Andrew M. Carter
Chairman

Lewis S. Ranieri
Director

Robert F. Birch*
Director

Rodman L. Drake*
Director

Garth Marston
Director Emeritus

Leo M. Walsh, Jr.*
Director

Harry E. Petersen, Jr.*
Director

Patricia A. Sloan
Director & Secretary

Clifford E. Lai
President

Patricia A. Botta
Vice President

Thomas F. Doodian
Treasurer

* Audit Committee Members


-------------------------

    [HYPERION LOGO]

-------------------------

This Report is for
shareholder information. This
is not a prospectus intended
for use in the purchase or
sale of Trust Shares.
Hyperion 2002 Term Trust, Inc.
      One Liberty Plaza
  165 Broadway, 36th Floor
   New York, NY 10006-1404